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                                                                         [LOGO]
                                                                         PIONEER
                                                                         -------

Pioneer
Intermediate Tax-Free
Fund

----------------------
ANNUAL REPORT 12/31/98
----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          16

Notes to Financial Statements                                                 22

Report of Independent Public Accountants                                      26

Trustees, Officers and Service Providers                                      27

Programs and Services for Pioneer Shareowners                                 28

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Intermediate Tax-Free Fund, covering the year ended December 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

Not too long ago we sent you a package that included a proxy card and related materials asking you to vote on an important proposal. If the proposal is approved, shareowners of Pioneer Intermediate Tax-Free Fund will become shareowners of Pioneer Tax-Free Income Fund. The Board of Trustees, whose primary role is to protect your interests as a shareowner, believe the proposed changes will help current shareowners by offering them a more diversified investment in a larger fund with a similar investment objective and a lower expense ratio.

We recently changed, and we think strengthened, the structure of the Funds' management team. Day-to-day management of the Funds is now the responsibility of a team of fixed-income portfolio managers and analysts supervised by Sherman B. Russ. Mr. Russ, who has over 36 years of investment experience, has supervised your Fund's portfolio management group for 12 years.

I encourage you to read the pages that follow, including the Portfolio Management Discussion where Fund performance is reviewed. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/98
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                               [GRAPHIC OMITTED]

    [The following table was depicted as a pie chart in the printed material]

                     Short-Term Cash Equivalents     5%
                     AAA                            37%
                     AA                             54%
                     A                               4%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

                               [GRAPHIC OMITTED]

    [The following table was depicted as a pie chart in the printed material]

                            0-2 Years         7%
                            2-5 Years        23%
                            5-7 Years        17%
                            7-10 Years       25%
                            10-15 Years      21%
                            15+ Years         7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

--------------------------------------------------------------------------------
 1. ADA & Canyon Counties Idaho Joint School District #2,
      5.5%, 7/30/11                                                        3.84%
--------------------------------------------------------------------------------
 2. Kansas State Department of Transportation Highway Revenue,
      6.125%, 9/1/09                                                       2.88
--------------------------------------------------------------------------------
 3. Grand River Dam Authority Electric Revenue, 5.75%, 6/1/06              2.74
--------------------------------------------------------------------------------
 4. Texas State General Obligation, 5.8%, 10/1/04                          2.73
--------------------------------------------------------------------------------
 5. University of Maryland System Auxiliary Facility and Tuition Revenue,
      5.4%, 4/1/06                                                         2.69
--------------------------------------------------------------------------------
 6. Northshore Washington School District, General Obligation,
      5.0%, 6/15/13                                                        1.93
--------------------------------------------------------------------------------
 7. California State General Obligation, 6.0%, 9/1/09                      1.91
--------------------------------------------------------------------------------
 8. Phoenix Civic Improvement Corporation Water Revenue,
      6.5%, 7/1/06                                                         1.91
--------------------------------------------------------------------------------
 9. Arizona State Transportation Board Highway Revenue,
      6.0%, 7/1/08                                                         1.90
--------------------------------------------------------------------------------
10. Greenville Waterworks Revenue, 6.0%, 2/1/08                            1.89

Fund holdings will vary for other periods.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    12/31/98      12/31/97
                             $10.35        $10.45

Distributions per Share      Income        Short-Term        Long-Term
(12/31/97 - 12/31/98)        Dividends     Capital Gains     Capital Gains
                             $0.413             -               $0.226

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

                 -------------------------------------
                 Average Annual Total Returns
                 (As of December 31, 1998)

                           Net Asset  Public Offering
                 Period      Value        Price*
                 10 Years    6.87%        6.49%
                 5 Years     4.39         3.65
                 1 Year      5.28         1.59
                 -------------------------------------
                 *  Reflects deduction of the maximum
                    3.5% sales charge at the beginning
                    of the period and assumes
                    reinvestment of distributions at
                    net asset value.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material]

                   Label                  A                        B
     --------------------------------------------------------------------
       Label                  Inter Tax-Free Class A     Lehman Brothers
     --------------------------------------------------------------------
           1     12/31/88                       9650               10000
     --------------------------------------------------------------------
           2                                   10594               11080
     --------------------------------------------------------------------
           3     12/31/90                      11274               11887
     --------------------------------------------------------------------
           4                                   12533               13331
     --------------------------------------------------------------------
           5     12/31/92                      13617               14508
     --------------------------------------------------------------------
           6                                   15126               16289
     --------------------------------------------------------------------
           7     12/31/94                      14216               15447
     --------------------------------------------------------------------
           8                                   16177               18144
     --------------------------------------------------------------------
           9     12/31/96                      16668               18947
     --------------------------------------------------------------------
          10                                   17814               20693
     --------------------------------------------------------------------
          11     12/31/98                      18755               21826
     --------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      12/31/98      12/31/97
                               $10.39        $10.47

Distributions per Share        Income        Short-Term        Long-Term
(12/31/97 - 12/31/98)          Dividends     Capital Gains     Capital Gains
                               $0.303             -               $0.226

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

                    -------------------------------------
                    Average Annual Total Returns
                    (As of December 31, 1998)

                                     If         If
                    Period          Held     Redeemed*
                    Life-of-Fund    5.01%     5.01%
                    (4/29/94)
                    1 Year          4.37      1.39
                    -------------------------------------
                    *  Reflects deduction of the maximum
                       applicable contingent deferred
                       sales charge (CDSC) at the end of
                       the period and assumes reinvestment
                       of distributions. The maximum CDSC
                       of 3% declines over four years.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material]

                   Label                A                        B
     --------------------------------------------------------------------
       Label                  Inter Tax-Free Class B     Lehman Brothers
     --------------------------------------------------------------------
           1      4/30/94                      10000               10000
     --------------------------------------------------------------------
           2                                   10038               10025
     --------------------------------------------------------------------
           3                                   10046               10094
     --------------------------------------------------------------------
           4     12/31/94                       9851                9949
     --------------------------------------------------------------------
           5                                   10420               10653
     --------------------------------------------------------------------
           6                                   10636               10910
     --------------------------------------------------------------------
           7                                   10832               11224
     --------------------------------------------------------------------
           8     12/31/95                      11102               11686
     --------------------------------------------------------------------
           9                                   10980               11546
     --------------------------------------------------------------------
          10                                   10976               11634
     --------------------------------------------------------------------
          11                                   11133               11901
     --------------------------------------------------------------------
          12     12/31/96                      11351               12204
     --------------------------------------------------------------------
          13                                   11255               12176
     --------------------------------------------------------------------
          14                                   11537               12597
     --------------------------------------------------------------------
          15                                   11799               12976
     --------------------------------------------------------------------
          16     12/31/97                      12042               13328
     --------------------------------------------------------------------
          17                                   12098               13482
     --------------------------------------------------------------------
          18                                   12197               13686
     --------------------------------------------------------------------
          19                                   12566               14107
     --------------------------------------------------------------------
          20     12/31/98                      12568               14058
     --------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      12/31/98      12/31/97
                               $10.34        $10.48

Distributions per Share        Income        Short-Term        Long-Term
(12/31/97 - 12/31/98)          Dividends     Capital Gains     Capital Gains
                               $0.354              -              $0.226

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

                    -------------------------------------
                    Average Annual Total Returns
                    (As of December 31, 1998)

                                    If        If
                    Period         Held     Redeemed*
                    Life-of-Fund   3.94%     3.94%
                    (1/31/96)
                    1 Year         4.29      4.29
                    -------------------------------------
                    *  Assumes reinvestment of  distribu-
                       tions. The 1%  contingent deferred
                       sales charge (CDSC) applies to
                       redemptions made within one year
                       of purchase.

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material]

                   Label                A                        B
     --------------------------------------------------------------------
       Label                  Inter Tax-Free Class C     Lehman Brothers
     --------------------------------------------------------------------
           1      1/31/96                      10000               10000
     --------------------------------------------------------------------
           2                                    9813                9805
     --------------------------------------------------------------------
           3                                    9809                9880
     --------------------------------------------------------------------
           4                                    9930               10107
     --------------------------------------------------------------------
           5     12/31/96                      10122               10364
     --------------------------------------------------------------------
           6                                   10037               10340
     --------------------------------------------------------------------
           7                                   10289               10697
     --------------------------------------------------------------------
           8                                   10524               11020
     --------------------------------------------------------------------
           9     12/31/97                      10734               11319
     --------------------------------------------------------------------
          10                                   10753               11449
     --------------------------------------------------------------------
          11                                   10857               11623
     --------------------------------------------------------------------
          12                                   11181               11980
     --------------------------------------------------------------------
          13     12/31/98                      11194               11939
     --------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
--------------------------------------------------------------------------------

Pioneer Intermediate Tax-Free Fund's fiscal year closed on December 31, 1998. It was a good year for municipal bonds. As U.S. interest rates fell to historic lows, municipal bonds produced solid returns. A healthy economic climate boosted tax revenues and strengthened the creditworthiness of many municipalities, which lifted bond prices.

Sherman B. Russ leads the investment team responsible for the Fund's daily activities. In the following discussion, Mr. Russ reviews the environment and strategies that influenced your Fund's performance and provides his outlook for the first half of 1999.

Q: How did the Fund perform over the past 12 months?

A: The Fund performed well. For the year ended December 31, the Fund's Class A shares returned 5.28%. In comparison, the 148 intermediate municipal debt funds followed by Lipper, Inc. returned an average of 5.35%. Lipper is an independent company that ranks mutual fund performance. (Returns do not reflect sales charges.)

   The Fund also generated a good level of tax-free income. On December 31, for example, Class A shares offered a tax-free 30-day SEC yield of 3.07%. That translates into a taxable equivalent yield of 5.08% for an investor in the 39.6% maximum federal tax bracket.

Q: What was the environment for intermediate municipal bonds?

A: It was a positive environment. Long-term interest rates fell to historic lows, driving municipal bond prices higher. Many municipalities took advantage of the lower rates by refinancing higher cost debt. A combination of moderate-to-strong economic growth and low inflation translated into increased tax revenues and greater cash flows for many state and local governments. Healthier balance sheets also prompted many municipalities to embark on major projects such as improving roads, upgrading computer systems or paying long-standing liabilities.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Periods of heavy bond issuance and limited investor buying curbed the rise of municipal bond prices, however, keeping yields attractive - particularly compared to U.S. Treasurys. In the second half of the year, international economies and financial markets grew increasingly fragile. The situation prompted a "flight to quality" - extraordinary demand for the safety and liquidity of Treasurys - and short-term interest rate cuts by the Federal Reserve. The combination of these actions pushed Treasury prices significantly higher - and yields so low that they mirrored municipal bond yields. Typically AAA-rated municipal bonds provide about 85% of the yield of Treasurys with comparable maturities. During this period the yields were almost even.

Q: With investors focused on safety and liquidity, did the Fund's emphasis on quality help performance?

A: We believe it did, even though the municipal market never experienced as dramatic a "flight-to-quality" as Treasurys. We also found that higher-rated bonds provided better relative value, while lower-rated bonds offered limited yield advantages, if any. In short, investors were not being paid to take additional risk. On December 31, 1998 over 90% of the portfolio was invested in bonds rated AAA or AA, which gave the portfolio an average quality AA. (Ratings apply to underlying securities, not Fund shares.) The Fund also stayed well-diversified, and now has 55 different issues in 32 states.

Q: What other strategies did you use to improve total return?

A: We sold bonds whose total return potential was limited because of approaching
   "call dates" and then reinvested proceeds in bonds with longer maturities and better call protection. A "call date" is a predetermined date on which the issuer has the option of "calling" the bond from its holder - something that often happens when interest rates decline so that issuers can refinance older, higher cost debt at lower rates.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98                             (continued)
--------------------------------------------------------------------------------

   We also kept the Fund's duration fairly stable - 6.57 years on December 31, 1998 - because in our opinion, bonds with durations in that range provided the best balance of interest rate sensitivity and yield. Expressed in years, duration measures a portfolio's sensitivity to interest rate changes. Lengthening duration increases the sensitivity to changes in interest rates, building total return potential when interest rates fall and raising the risk of price declines when interest rates rise. In contrast, shortening duration makes a portfolio less sensitive to interest rate changes, enhancing price stability.

Q: What is your outlook for municipal bonds over the next six months?

A: We are optimistic. In our opinion, the municipal bond market represents value and opportunity. Investors can secure the tax-advantages of municipal bonds at levels that rival their taxable counterparts - and also acquire the highest quality bonds available. We expect municipalities to continue to take advantage of their stronger cash flows in this low interest rate environment by issuing bonds to rebuild their infrastructures and pursue other projects that may have been postponed. These projects should ensure an ample supply of new bonds. In this environment, municipal bond prices should remain stable and yields attractive.

   Early reports suggest a healthy domestic economy for the early months of 1999. As the year progresses, we expect economic growth to slow to a rate of about 2.5% versus an estimated 4% in 1998, as a slowdown in international economies - particularly Asia and Latin America - reduces domestic economic strength. If the U.S. economy slows and inflation remains negligible, we believe interest rates could gradually move lower especially short-term rates.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98
--------------------------------------------------------------------------------

                S&P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                       Value
                         TAX-EXEMPT OBLIGATIONS - 94.9%
                         Arizona - 7.0%
$1,000,000    AA/Aa      Arizona State Transportation Board
                           Highway Revenue, 6.0%, 7/1/08                $  1,144,870
 1,000,000    AA-/Aa3    Phoenix Civic Improvement Corporation
                           Water Revenue, 6.5%, 7/1/06                     1,152,220
 1,000,000    AA/Aa2     Salt River Project Agricultural Improvement
                           and Power District, 5.75%, 1/1/07               1,113,740
 1,000,000    AA/Aa3     Tucson Arizona General Obligation,
                           5.4%, 7/1/21                                    1,063,610
                                                                        ------------
                                                                        $  4,474,440
                                                                        ------------
                         California - 1.8%
 1,000,000    A+/Aa3     California State General Obligation,
                           6.0%, 9/1/09                                 $  1,152,760
                                                                        ------------
                         Colorado - 3.3%
 1,000,000    AAA/Aaa    Denver, Colorado City and County
                           Airport Revenue, 5.7%, 11/15/25              $  1,066,580
 1,000,000    AA/Aa2     Denver, Colorado City and County
                           General Obligation, 5.0%, 8/1/07                1,063,640
                                                                        ------------
                                                                        $  2,130,220
                                                                        ------------
                         Connecticut - 3.5%
 1,000,000    AA/Aa3     Connecticut State General Obligation,
                           6.0%, 10/1/04                                $  1,111,240
 1,000,000    AAA/Aaa    Connecticut State Special Tax Obligation,
                           5.25%, 10/1/09                                  1,091,190
                                                                        ------------
                                                                        $  2,202,430
                                                                        ------------
                         Delaware - 1.6%
 1,000,000    AA/A       Delaware Transportation Authority,
                           Transportation System Revenue,
                           5.2%, 7/1/01                                 $  1,038,170
                                                                        ------------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                       Value
                         Florida - 3.4%
$1,000,000    AA/Aa3     Gainsville Utilities Revenue,
                           5.75%, 10/1/06                               $  1,114,510
 1,000,000    AA/Aa1     Orlando Utilities, Community Water &
                           Electric Revenue, 5.6%, 10/1/03                 1,079,750
                                                                        ------------
                                                                        $  2,194,260
                                                                        ------------
                         Georgia - 6.8%
 1,000,000    AA/Aa3     Clayton County Water Authority Revenue,
                           5.1%, 5/1/14                                 $  1,051,920
 1,000,000    AAA/Aaa    Georgia Municipal Electric Authority
                           Power Revenue, 5.5%, 1/1/12                     1,091,430
 1,000,000    AAA/Aaa    Georgia State Tollway Authority,
                           5.0%, 7/1/10                                    1,064,390
 1,000,000    AA/Aa1     Private Colleges & Universities Revenue,
                           5.5%, 11/1/05                                   1,089,040
                                                                        ------------
                                                                        $  4,296,780
                                                                        ------------
                         Hawaii - 1.7%
 1,000,000    AAA/Aaa    Honolulu, Hawaii City and Counties
                           General Obligation, 5.5%, 11/1/09            $  1,100,440
                                                                        ------------
                         Idaho - 3.6%
 2,105,000    AA/AA-     ADA & Canyon Counties Idaho Joint School
                           District #2, 5.5%, 7/30/11                   $  2,321,268
                                                                        ------------
                         Illinois - 4.5%
 1,000,000    AA+/Aa1    Illinois Education Facilities Authority,
                           Northwestern University Revenue,
                           5.5%, 12/1/13                                $  1,086,620
 1,000,000    AAA/Aa2    Illinois State Sales Tax Revenue,
                           5.25%, 6/5/10                                   1,074,420

   675,000    AA-/A1     Metropolitan Pier and Exposition Authority,
                           Dedicated State Tax Revenue,
                           5.75%, 6/15/02                                    715,932
                                                                        ------------
                                                                        $  2,876,972
                                                                        ------------


10  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                       Value
                         Indiana - 3.5%
$1,000,000    AAA/Aaa    Indiana University Revenue,
                           5.8%, 11/15/10                               $  1,130,410
 1,000,000    AA+/AA2    Purdue University Revenue,
                           5.75%, 7/1/04                                   1,089,240
                                                                        ------------
                                                                        $  2,219,650
                                                                        ------------
                         Kansas - 4.5%
 1,500,000    AA/Aa3     Kansas State Department of Transportation
                           Highway Revenue, 6.125%, 9/1/09              $  1,740,915
 1,045,000    AAA/Aaa    Sedgwick County Kansas School District
                           #267 General Obligation, 5.25%, 11/1/12         1,120,752
                                                                        ------------
                                                                        $  2,861,667
                                                                        ============
                         Kentucky - 1.7%
 1,000,000    AAA/Aaa    Kentucky State Turnpike Authority,
                           Economic Development Revenue,
                           5.25%, 7/1/05                                $  1,073,890
                                                                        ------------
                         Maine - 1.7%
 1,000,000    AAA/Aaa    Maine State Turnpike Authority Revenue,
                           6.0%, 7/1/05                                 $  1,112,880
                                                                        ------------
                         Maryland - 2.6%
 1,500,000    AA+/Aa3    University of Maryland System Auxiliary
                           Facility and Tuition Revenue, 5.4%, 4/1/06   $  1,624,560
                                                                        ------------
                         Massachusetts - 3.5%
 1,000,000    AAA/Aaa    Commonwealth of Massachusetts
                           Consolidated Loan General Obligation,
                           5.5%, 6/1/03                                 $  1,068,610
 1,000,000    AAA/Aaa    Massachusetts Water Pollution Abatement
                           Trust Sewer Revenue, 6.0%, 2/1/07               1,125,760
                                                                        ------------
                                                                        $  2,194,370
                                                                        ============
                         Michigan - 1.8%
 1,000,000    AAA/Aaa    Detroit Michigan Water Supply Revenue,
                           5.75%, 7/1/11                                $  1,118,010
                                                                        ------------


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                       Value
                         Minnesota - 1.8%
$1,000,000    AA/Aa2     University of Minnesota Revenue,
                           5.75%, 7/1/18                                $  1,112,680
                                                                        ------------
                         Missouri - 1.7%
 1,000,000    AA/Aa3     Kansas City, Missouri Water Revenue,
                           5.0%, 12/1/08                                $  1,064,470
                                                                        ------------
                         Nebraska - 1.7%
 1,000,000    AAA/NR     Omaha Public Power District Electric System
                           Revenue, 6.5%, Prerefunded, 2/1/02*          $  1,095,260
                                                                        ------------
                         Nevada - 0.1%
    55,000    AA/Aa2     Nevada Housing Division Single Family
                           Program Revenue, 8.0%, 4/1/09                $     55,617
                                                                        ------------
                         New Jersey - 1.8%
 1,000,000    AA+/Aa1    New Jersey Sales Tax General Obligation,
                           5.8%, 2/15/07                                $  1,118,430
                                                                        ------------
                         New Mexico - 1.6%
 1,000,000    AA+/Aa2    New Mexico State Highway Commission
                           Revenue, 4.5%, 6/15/03                       $  1,027,350
                                                                        ------------
                         New York - 1.7%
 1,000,000    AAA/Aaa    Long Island Power Authority New York Electric
                          System Revenue, 5.5%, 12/1/10                 $  1,097,330
                                                                        ------------
                         Ohio - 3.5%
 1,000,000    AAA/Aaa    Ohio State Water Development Authority,
                           6.0%, 12/1/06                                $  1,126,010
 1,000,000    AAA/Aaa    Ohio Turnpike Commission Turnpike Revenue,
                           FDIC Insured, 5.5%, 2/15/16                     1,085,810
                                                                        ------------
                                                                        $  2,211,820
                                                                        ------------
                         Oklahoma - 2.6%
 1,500,000    A-/A2      Grand River Dam Authority Electric Revenue,
                           5.75%, 6/1/06                                $  1,652,010
                                                                        ------------


12  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                       Value
                         Pennsylvania - 1.7%
$1,000,000    AA-/Aa3    Pennsylvania State Turnpike Commission
                           Highway Revenue, 5.45%, 12/1/02              $  1,058,370
                                                                        ------------
                         South Carolina - 5.2%
 1,000,000    AA/Aa3     Columbia Waterworks and Sewer System
                           Revenue, 5.5%, 2/1/09                        $  1,103,250
 1,000,000    AA/Aa1     Greenville Waterworks Revenue,
                           6.0%, 2/1/08                                    1,138,610
 1,000,000    AAA/Aaa    South Carolina General Obligation,
                           5.75%, 8/1/03                                   1,085,130
                                                                        ------------
                                                                        $  3,326,990
                                                                        ------------
                         Texas - 6.4%
 1,000,000    AA/Aa2     Port Houston Authority Revenue,
                           5.0%, 10/1/05                                $  1,055,860
 1,000,000    AAA/Aaa    Texas Dallas-Fort Worth Regional Airport
                           Revenue, 5.5%, 11/1/04                          1,080,160
 1,500,000    AA/Aa2     Texas State General Obligation,
                           5.8%, 10/1/04                                   1,646,655
   250,000    AAA/AAA    University of Texas Permanent University
                           Fund, Escrowed to Maturity in Government
                           Securities, 8.0%, 7/1/04                          300,162
                                                                        ------------
                                                                        $  4,082,837
                                                                        ------------
                         Virginia - 1.7%
 1,000,000    AA/Aa      Virginia State Public School Authority,
                           Special Obligation, 5.4%, 6/1/04             $  1,074,690
                                                                        ------------
                         Washington - 3.5%
 1,000,000    AAA/AAA    Northshore Washington School District,
                           General Obligation, 5.0%, 6/15/13            $  1,167,923
 1,145,000    AA+/Aa1    Washington State General Obligation,
                           6.0%, 5/1/02                                    1,070,380
                                                                        ------------
                                                                        $  2,238,303
                                                                        ------------


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
Principal      Ratings
 Amount      (Unaudited)                                                       Value
                         Wisconsin - 3.4%
$1,000,000    AAA/Aaa    Southeast Wisconsin Professional Baseball
                           Park District Sales Tax Revenue,
                           5.5%, 12/15/15                               $  1,086,640
 1,000,000    AA/Aa2     Wisconsin State General Obligation,
                           5.3%, 11/1/12                                   1,081,870
                                                                        ------------
                                                                        $  2,168,510
                                                                        ------------
                         TOTAL TAX-EXEMPT OBLIGATIONS
                         (Cost $57,740,565)(a)                          $ 60,377,434
                                                                        ------------
                         TEMPORARY CASH INVESTMENTS - 5.1%
                         Short-Term Tax-Exempt Obligations - 4.4%
   100,000               California Pollution Control Revenue,
                           3.1%, 10/1/09**                              $    100,000
   300,000               California Pollution Control Revenue,
                           2.7%, 10/1/11**                                   300,000
 1,700,000               Colorado Health Facilities Authority Revenue,
                           3.25%, 5/15/20***                               1,700,000
   700,000               Jackson County, Mississippi Pollution
                           Control Revenue, 3.15%, 12/1/16**                 700,000
                                                                        ============
                                                                        $  2,800,000
                                                                        ------------
                         Total Short-Term Tax-Exempt Obligations
  Shares
                         Tax-Exempt Money Market Mutual Fund - 0.7%
   440,882               Lehman Brothers Munifund                       $    440,882
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $3,240,882)                              $  3,240,882
                                                                        ------------
                         TOTAL INVESTMENT IN SECURITIES - 100%
                         (Cost $60,981,447)(b)                          $ 63,618,316
                                                                        ============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR    Not rated.

* Prerefunded bond has been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest in the tax-exempt issue and to retire the bond in full at the earliest refunding date.

** Security with daily "put" feature with resetting interest rates. Coupon rate disclosed is as of December 31, 1998.

*** Security with weekly "put" feature with resetting interest rates. Coupon rate disclosed is as of December 30, 1998.

(a) The concentration of securities, by type of obligation/market sector, is as follows:
      General Obligation                                           26.6%
      Escrowed in U.S. Government Securities                        2.3
      Revenue Bonds:
        Education                                                  11.7
        Housing                                                     0.1
        Insured                                                    25.4
        Pollution Control                                           1.9
        Power                                                       8.2
        Sales Tax                                                   3.0
        Transportation                                             11.7
        Water & Sewer                                               9.1

(b) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $60,981,447 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $  2,647,283
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                       (10,414)
                                                                   ------------
      Net unrealized gain                                          $  2,636,869
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $21,465,915 and $28,789,579, respectively.


  The accompanying notes are an integral part of these financial statements.  15

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/98
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
      investments of $3,240,882) (cost $60,981,447)                  $63,618,316
   Cash                                                                       33
   Receivables -
      Fund shares sold                                                   263,327
      Interest                                                           876,255
   Other                                                                   3,248
                                                                     -----------
         Total assets                                                $64,761,179
                                                                     -----------
LIABILITIES:
   Payables -
      Investment securities purchased                                $ 2,296,429
      Fund shares repurchased                                            136,582
      Dividends                                                           69,989
   Due to affiliates                                                     124,753
   Accrued expenses                                                       74,752
                                                                     -----------
         Total liabilities                                           $ 2,702,505
                                                                     -----------
NET ASSETS:
   Paid-in capital                                                   $59,204,523
   Accumulated undistributed net investment income                        20,397
   Accumulated undistributed net realized gain on investments            196,885
   Net unrealized gain on investments                                  2,636,869
                                                                     -----------
         Total net assets                                            $62,058,674
                                                                     -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $57,538,868/5,561,494 shares)                   $     10.35
                                                                     -----------
   Class B (based on $3,648,827/351,026 shares)                      $     10.39
                                                                     -----------
   Class C (based on $870,979/84,260 shares)                         $     10.34
                                                                     -----------

MAXIMUM OFFERING PRICE:
   Class A                                                           $     10.73
                                                                     -----------


16  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/98

INVESTMENT INCOME:
   Interest                                                         $ 3,176,297
                                                                    -----------
EXPENSES:
   Management fees                                   $   323,064
   Transfer agent fees
      Class A                                             61,559
      Class B                                              3,843
      Class C                                              1,085
   Distribution fees
      Class A                                            142,382
      Class B                                             29,592
      Class C                                              3,821
   Accounting                                             29,000
   Custodian fees                                         16,068
   Registration fees                                      48,128
   Professional fees                                      43,939
   Printing                                               21,758
   Fees and expenses of nonaffiliated trustees            21,922
   Miscellaneous                                          29,213
                                                     -----------
      Total expenses                                                $   775,374
      Less management fees waived by
         Pioneering Investment Management, Inc.                        (111,283)
      Less fees paid indirectly                                         (11,649)
                                                                    -----------
      Net expenses                                                  $   652,442
                                                                    -----------
         Net investment income                                      $ 2,523,855
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                 $ 1,446,152
   Change in net unrealized gain on investments                        (774,778)
                                                                    -----------
      Net gain on investments                                       $   671,374
                                                                    -----------
      Net increase in net assets resulting from operations          $ 3,195,229
                                                                    -----------


  The accompanying notes are an integral part of these financial statements.  17

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/98 and 12/31/97

                                                            Year Ended      Year Ended
FROM OPERATIONS:                                             12/31/98        12/31/97
Net investment income                                      $  2,523,855   $  2,963,928
Net realized gain on investments                              1,446,152      1,112,008
Change in net unrealized gain on investments                   (774,778)       579,896
                                                           ------------   ------------
     Net increase in net assets resulting from operations  $  3,195,229   $  4,655,832
                                                           ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.41 and $0.44 per share, respectively)       $ (2,408,660)  $ (2,841,400)
   Class B ($0.30 and $0.37 per share, respectively)            (84,468)      (101,513)
   Class C ($0.35 and $0.34 per share, respectively)            (12,413)        (7,472)
Net realized gain:
   Class A ($0.23 and $0.08 per share, respectively)         (1,235,055)      (511,871)
   Class B ($0.23 and $0.08 per share, respectively)            (76,378)       (22,707)
   Class C ($0.23 and $0.08 per share, respectively)            (20,563)        (2,343)
                                                           ------------   ------------
     Total distributions to shareholders                   $ (3,837,537)  $ (3,487,306)
                                                           ------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 12,952,539   $  3,967,917
Reinvestment of distributions                                 2,619,607      2,280,319
Cost of shares repurchased                                  (21,406,160)   (15,334,302)
                                                           ------------   ------------
   Net decrease in net assets resulting from
     fund share transactions                               $ (5,834,014)  $ (9,086,066)
                                                           ------------   ------------
   Net decrease in net assets                              $ (6,476,322)  $ (7,917,540)

NET ASSETS:
Beginning of year                                            68,534,996     76,452,536
                                                           ------------   ------------
End of year (including accumulated undistributed
   net investment income of $20,397 and $2,083,
   respectively)                                           $ 62,058,674   $ 68,534,996
                                                           ------------   ------------

CLASS A                        '98 Shares    '98 Amount    '97 Shares     '97 Amount
Shares sold                       476,860   $  4,986,448      290,169   $  3,000,480
Reinvestment of distributions     241,604      2,514,602      212,121      2,189,076
Less shares repurchased        (1,396,842)   (14,596,211)  (1,404,597)   (14,465,457)
                               ----------   ------------   ----------   ------------
   Net decrease                  (678,378)  $ (7,095,161)    (902,307)  $ (9,275,901)
                               ===========  =============  ===========  ============
CLASS B
Shares sold                       472,676   $  4,971,733       85,716   $    882,162
Reinvestment of distributions       8,925         93,264        7,998         82,765
Less shares repurchased          (418,110)    (4,392,254)     (84,079)      (868,240)
                               ----------   ------------   ----------   ------------
   Net increase                    63,491   $    672,743        9,635   $     96,687
                               ==========   ============   ==========   ============
CLASS C
Shares sold                       285,437   $  2,994,358        8,221   $     85,275
Reinvestment of distributions       1,128         11,741          819          8,478
Less shares repurchased          (230,885)    (2,417,695)         (58)          (605)
                               ----------   ------------   ----------   ------------
   Net increase                    55,680   $    588,404        8,982   $     93,148
                               ----------   ------------   ----------   ------------


18  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                             Year        Year        Year        Year        Year
                                                             Ended       Ended       Ended       Ended       Ended
CLASS A                                                    12/31/98    12/31/97    12/31/96    12/31/95   12/31/94(a)
Net asset value, beginning of year                         $  10.45    $  10.28    $  10.44    $   9.62    $  10.76
                                                           --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.42    $   0.44    $   0.46    $   0.49    $   0.49
   Net realized and unrealized gain (loss) on investments      0.12        0.25       (0.15)       0.82       (1.13)
                                                           --------    --------    --------    --------    --------
         Net increase (decrease) from investment operations    0.54    $   0.69    $   0.31    $   1.31    $  (0.64)
Distributions to shareholders:
   Net investment income                                      (0.41)      (0.44)      (0.47)      (0.49)      (0.49)
   Net realized gain                                          (0.23)      (0.08)          -           -       (0.01)
                                                           --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                 $  (0.10)   $   0.17    $  (0.16)   $   0.82    $  (1.14)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year                               $  10.35    $  10.45    $  10.28    $  10.44    $   9.62
                                                           ========    ========    ========    ========    ========
Total return*                                                  5.28%       6.87%       3.03%      13.80%      (6.02)%
Ratio of net expenses to average net assets                    1.01%+      1.02%+      1.03%+      1.02%+      1.00%
Ratio of net investment income to average net assets           3.91%+      4.23%+      4.47%+      4.77%+      4.89%
Portfolio turnover rate                                          34%         35%         34%         29%         39%
Net assets, end of year (in thousands)                     $ 57,539     $65,225    $ 73,387    $ 79,432    $ 76,674
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
      Net expenses                                             1.16%       1.17%       1.14%       1.12%       1.22%
      Net investment income                                    3.76%       4.08%       4.36%       4.67%       4.67%
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
      Net expenses                                             1.00%       1.00%       1.00%       1.00%          -
      Net investment income                                    3.92%       4.25%       4.50%       4.79%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.  19

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                             Year        Year        Year        Year        4/29/94
                                                             Ended       Ended       Ended       Ended         to
CLASS B                                                    12/31/98    12/31/97    12/31/96    12/31/95    12/31/94(a)
Net asset value, beginning of period                       $  10.47    $  10.31    $  10.46    $   9.65    $  10.07
                                                           --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.33    $   0.36    $   0.38    $   0.41    $   0.27
   Net realized and unrealized gain (loss) on investments      0.12        0.25       (0.15)       0.80       (0.42)
                                                           --------    --------    --------    --------    --------
      Net increase (decrease) from investment operations   $   0.45    $   0.61    $   0.23    $   1.21    $  (0.15)
Distributions to shareholders:
   Net investment income                                      (0.30)      (0.37)      (0.38)      (0.40)      (0.27)
   Net realized gain                                          (0.23)      (0.08)          -           -           -
                                                           --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                 $  (0.08)   $   0.16    $  (0.15)   $   0.81    $  (0.42)
                                                           --------    --------    --------    --------    --------
Net asset value, end of period                             $  10.39    $  10.47    $  10.31    $  10.46    $   9.65
                                                           ========    ========    ========    ========    ========
Total return*                                                  4.37%       6.08%       2.25%      12.71%      (1.49)%
Ratio of net expenses to average net assets                    1.78%+      1.81%+      1.81%+      1.86%+      1.84%**
Ratio of net investment income to average net assets           3.11%+      3.44%+      3.68%+      3.90%+      4.17%**
Portfolio turnover rate                                          34%         35%         34%         29%         39%
Net assets, end of period (in thousands)                   $  3,649    $  3,010    $  2,864    $  2,553    $  1,529
Ratios assuming no waiver of management fees
   by PIM and no reduction for
   fees paid indirectly:
      Net expenses                                             1.93%       1.96%       1.91%       1.96%       2.14%**
      Net investment income                                    2.96%       3.29%       3.58%       3.80%       3.87%**
Ratios assuming waiver of management fees by
   PIM and reduction for fees paid indirectly:
      Net expenses                                             1.74%       1.79%       1.76%       1.82%          -
      Net investment income                                    3.15%       3.46%       3.73%       3.94%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio assuming no reduction for fees paid indirectly.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                           Year Ended  Year Ended  1/31/96 to
CLASS C                                     12/31/98    12/31/97    12/31/96

Net asset value, beginning of period         $10.48      $10.29      $10.51
                                             ------      ------      ------
Increase (decrease) from investment
  operations:
   Net investment income                     $ 0.34      $ 0.35      $ 0.33
   Net realized and unrealized gain (loss)
     on investments                            0.10        0.26       (0.21)
                                             ------      ------      ------
   Net increase from investment operations   $ 0.44      $ 0.61      $ 0.12
Distributions to shareholders:
   Net investment income                      (0.35)      (0.34)      (0.33)
   In excess of net investment income             -           -       (0.01)
   Net realized gain                          (0.23)      (0.08)          -
                                             ------      ------      ------
Net increase (decrease) in net asset value   $(0.14)     $ 0.19      $(0.22)
                                             ------      ------      ------
Net asset value, end of period               $10.34      $10.48      $10.29
                                             ======      ======      ======
Total return*                                  4.29%       6.04%       1.22%
Ratio of net expenses to average net assets    1.93%+      1.84%+      1.97%**+
Ratio of net investment income to average
  net assets                                   2.87%+      3.41%+      3.51%**+
Portfolio turnover rate                          34%          35%        34%
Net assets, end of period (in thousands)     $  871      $   300     $  202
Ratios assuming no waiver of management
  fees by PIM and no reduction for fees
  paid indirectly:
     Net expenses                              2.01%        1.99%      2.08%**
     Net investment income                     2.79%        3.26%      3.40%**
Ratios assuming waiver of management fees
  by PIM and reduction for fees paid
  indirectly:
     Net expenses                              1.82%        1.82%      1.89%**
     Net investment income                     2.98%        3.43%      3.59%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio assuming no reduction for fees paid indirectly.*


  The accompanying notes are an integral part of these financial statements.  21

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      In order to comply with federal income tax regulations, the Fund has designated $1,428,696 as a capital gain dividend for the purposes of the dividend paid deduction.

      In order to comply with federal income tax regulations, the Fund has designated $2,523,855 as tax-exempt interest dividends. For purposes of the corporate dividend exclusion, none of the distributions per share qualify for the exclusion.

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $6,414 in underwriting commissions on the sale of the fund shares during the year ended December 31, 1998.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                               (continued)
--------------------------------------------------------------------------------

      respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1998, $100,686 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $6,248 in transfer agent fees payable to PSC at December 31, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $17,819 distribution fees payable to PFD at December 31, 1998.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

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In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within four years of purchase are subject to a CDSC at declining rates beginning at 3.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $9,773 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $11,649 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through December 31, 1998 was $6,922. The average daily shares outstanding during the period were 6,132,633, resulting in an average borrowing per share of less than one cent. The related weighted average annualized interest rate of 5.91%, and the total interest expense on such borrowings was $298.

7. Other

The Fund has entered into an agreement and plan of reorganization (the agreement) with Pioneer Tax-Free Income Fund. The agreement is subject to shareowner approval and would, if approved, result in a tax free exchange of the Fund's assets and liabilities for shares of Pioneer Tax-Free Income Fund. A special meeting of the Fund's shareowners will be held in March 1999 to vote on the agreement.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Intermediate Tax-Free Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Intermediate Tax-Free Fund, as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 12, 1999

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees

John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
John A. Boynton, Treasurer
Joseph P. Barri, Secretary

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Public Accountants

Arthur Andersen LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Hale and Dorr LLP

Shareowner Services and Transfer Agent

Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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--------------------------------------------------------------------------------

Automatic Exchange Program

Program A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund
Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*0ffers Class A and B Shares only

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our Internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

-------  Pioneer Investment Management, Inc.
[LOGO]   60 State Street
PIONEER  Boston, Massachusetts  02109
-------  www.pioneerfunds.com

0299-6028
(C) Pioneer Funds Distributor, Inc.
[LOGO] Printed on Recycled Paper